Provisions	6 Months Ended
Jun. 30, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

10	Provisions

	Restructuring costs	Legal proceedings and regulatory matters	Customer remediation	Other provisions	Total
	$m	$m	$m	$m	$m
Provisions (excluding contractual commitments)
At 31 Dec 2018	130	1,128	788	357	2,403
Additions	224	99	687	100	1,110
Amounts utilised	(148)	(80)	(389)	(42)	(659)
Unused amounts reversed	(21)	(30)	(35)	(78)	(164)
Exchange and other movements	(15)	10	(4)	(131)	(140)
At 30 Jun 2019	170	1,127	1,047	206	2,550
Contractual commitments[1]
At 31 Dec 2018					517
Net change in expected credit loss provision and other movements					(42)
At 30 Jun 2019					475
Total provisions
At 31 Dec 2018					2,920
At 30 Jun 2019					3,025

1	The contractual commitments provision includes off-balance sheet loan commitments and guarantees, for which expected credit losses are provided under IFRS 9.
Further details of ‘Legal proceedings and regulatory matters’ are set out in Note 12. Legal proceedings include civil court, arbitration or tribunal proceedings brought against HSBC companies (whether by way of claim or counterclaim); or civil disputes that may, if not settled, result in court, arbitration or tribunal proceedings. ‘Regulatory matters’ refers to investigations, reviews and other actions carried out by, or in response to, the actions of regulators or law enforcement agencies in connection with alleged wrongdoing by HSBC.
Customer remediation refers to HSBC’s activities to compensate customers for losses or damages associated with a failure to comply with regulations or to treat customers fairly. Customer remediation is often initiated by HSBC in response to customer complaints and/or industry developments in sales practices, and is not necessarily initiated by regulatory action. Further details of customer remediation are set out in this note.
Further disclosure on ‘ECL on undrawn loan commitments and financial guarantees’ can be found in the ‘Credit risk’ section of the Interim Management Report on page 51.
Payment protection insurance
At 30 June 2019, $847m (31 December 2018: $555m) of the customer remediation provision relates to the estimated liability for redress in respect of the possible mis-selling of payment protection insurance (‘PPI’) policies in previous years. The balance at 31 December 2018 was $555m, of which $327m had been utilised in the six months to 30 June 2019.
An increase in provisions of $615m was recognised during the six months to 30 June 2019, primarily reflecting:

i.
an adjustment to expected future complaint volumes to reflect the automatic conversion of information requests between 29 June 2019 and 29 August 2019. The provision has been updated to reflect the incremental increase in complaints which this is expected to generate;

ii.
an industry-wide exercise by the Official Receiver to pursue redress amounts in respect of bankrupt and insolvent customers. This reflects the obligation of the Official Receiver to identify and attain their assets and to then disperse them to those who are owed funds; and

iii.	an increased level of information requests and complaint experience together with increased levels of forecast information requests and therefore complaints for the remaining period to 29 August 2019.
The provision was also increased for the operational expenses related to these populations of potential claims.
The estimated liability for redress is calculated on the basis of the total premiums paid by the customer plus simple interest of 8% per annum (or the rate inherent in the related loan product where higher). The basis for calculating the redress liability is the same for single premium and regular premium policies. Future estimated redress levels are based on the historically observed redress per policy.
A total of 5.4 million PPI policies have been sold since 2000, generating estimated revenue of $3.4bn at 2019. The gross written premiums on these policies were approximately $4.4bn. At 30 June 2019, it is estimated that contact will be made with regard to
2.9 million policies, representing 54% of total policies sold. This estimate includes inbound complaints as well as the Group’s proactive contact exercise on certain policies (‘outbound contact’).
The following table details the cumulative number of complaints received at 30 June 2019 and the number of claims expected in the future:

Cumulative PPI complaints received to 30 June 2019 and future claims expected
	Footnotes	Cumulative to 30 Jun 2019	Future expected
Inbound complaints (000s of policies)	1	1,891	359
Outbound contact (000s of policies)		685	—
Response rate to outbound contact		44%	n/a
Average uphold rate per claim	2	78%	83%
Average redress per claim ($)		2,798	2,544
Information requests (000s of policies)		—	964
Complaints to the Financial Ombudsman Service (‘FOS’) (000s of policies)		171	3
Average uphold rate per FOS complaint		38%	28%

1	Excludes invalid claims for which no PPI policy exists.

2	Claims include inbound and responses to outbound contact.
The PPI provision is based upon assumptions and estimates. Consequently, actual complaint volumes may vary from the future expected volumes set out above. In particular, in the lead-up to 29 August 2019, the volume and quality of information requests could differ significantly from that included in arriving at the provision. HSBC continued to monitor complaint and information request volumes and other available information up until the date of the approval of the Interim Report to ensure the provision estimate was appropriate.
A 100,000 increase/decrease in the total inbound complaints would increase/decrease the redress provision by approximately $211m.
A 50,000 increase/decrease in the total information requests would increase/decrease the redress provision by approximately $18m.